UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2019

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On March 14, 2019, Athersys, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter ended December 31, 2018. A copy of this press release is attached hereto as Exhibit 99.1.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 13, 2019, the Board of Directors of the Company amended Article III, Section 2 of the Company’s bylaws to implement a majority voting standard for the election of directors in uncontested elections. Pursuant to this amendment, beginning in 2020, each director shall be elected by the vote of a majority of the votes cast for the director at any meeting for the election of directors at which a quorum is present; provided, that if the number of candidates for director exceeds the number of directors to be elected, the directors shall be elected by the affirmative vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For this purpose, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast, and votes cast shall exclude abstentions and broker non-votes. In any uncontested election of directors, any incumbent director nominee who does not receive the vote of the majority of votes cast shall promptly tender his or her resignation to the Company’s Board. The Board shall decide, taking into account the recommendation of the Nominations Committee of the Board, whether to accept or reject the tendered resignation, or whether other action should be taken. The description of the Company’s bylaws, as amended, is qualified in its entirety by the text of the bylaws, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Bylaws of Athersys, Inc., as amended March 13, 2019
99.1	Press Release dated March 14, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 14, 2019

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Name: Laura K. Campbell Title: Senior Vice President of Finance